UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: April 5, 2007



                              ATWOOD OCEANICS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)

                         COMMISSION FILE NUMBER 1-13167


                   IRS Employer Identification No. 74-1611874


                           15835 Park Ten Place Drive
                              Houston, Texas, 77084
                    (Address of Principal Executive Offices)

                                 (281) 749-7800
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective April 5, 2007, Atwood Oceanics, Inc. (the "Company") has promoted two senior management personnel to executive officer positions. Alan Quintero, 44, was promoted to the position of Vice President-Engineering, and Darryl Smith, 61, was promoted to the position of Vice President-Operations.

     Mr. Quintero has served as the Company's General Manager of Engineering since May 2006. Prior to serving as General Manager of Engineering, Mr. Quintero held the position of Manager of Engineering from August 1994 to May 2006. Mr. Quintero joined the Company in July 1993.

     Mr. Smith has served as the Company's General Manager of Operations since October 2000. Prior to serving as General Manager of Operations, Mr. Smith held the position of Operations Support Manager from the time he joined the Company in October 1999 to October 2000.

     Except for an increase in medical and life insurance benefits on the same basis as that provided to all other executive officers, there were no material changes to the compensation packages of Messrs. Quintero and Smith in connection with the promotions. No grants or awards were made in connection with the promotions, and any bonuses will be determined by the Compensation Committee based upon the Company's performance. They will both continue to be eligible to participate in Company incentive equity plans.

     There are no arrangements or understandings between Messrs. Quintero and Smith and any other person pursuant to which they were appointed as executive officers of the Company, and except as disclosed herein, there have been no transactions since the beginning of the Company's last fiscal year, or are currently proposed, regarding Messrs. Quintero and Smith that are required to be disclosed by Item 404(a) of Regulation S-K.

ITEM 9.01         EXHIBITS

(d)      Exhibits

         Exhibit No.                Description of Exhibit

         99.1                       Press release dated April 11, 2007.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATWOOD OCEANICS, INC.
                                               (Registrant)

                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President
DATE: April 11, 2007








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